Taxation - Summary of Significant Components of Deferred Tax Assets (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Deferred Tax Assets, Net of Valuation Allowance [Abstract]
Net operating tax loss carry forwards	¥ 72,988	¥ 54,758
Advertising expenses in excess of deduction limit	709	24,982
Deferred revenue	910	580
Total deferred tax assets	74,607	80,320
Less: valuation allowances	¥ (74,607)	¥ (80,320)	¥ (50,499)	¥ (45,202)